Q1 2015 Supplemental Operating & Financial Data NYSE: O Exhibit 99.2

Corporate Overview 3 Financial Summary Consolidated Statements of Income 4 Funds from Operations (FFO) 5 Adjusted Funds from Operations (AFFO) 6 Consolidated Balance Sheets 7 Debt Summary 8 Debt Maturities 9 Capitalization & Financial Ratios 10 EBITDA & Coverage Ratios 11 Debt Covenants 12 Transaction Summary Investment Summary 13 Disposition Summary 14 Development Pipeline 15 Real Estate Portfolio Summary Tenant Diversification 16 Industry Diversification 17 Geographic Diversification 19 Property Type Diversification 20 Same Store Rental Revenue 21 Leasing Data Occupancy 22 Leasing Activity 23 Expirations 24 Earnings Guidance 25 Analyst Coverage 26 This Supplemental Operating & Financial Data should be read in connection with the company's first quarter 2015 earnings press release (included as Exhibit 99.1 of the company's Current Report on 8-K, filed on April 29, 2015) as certain disclosures, definitions and reconciliations in such announcement have not been included in this Supplemental Operating & Financial Data. TABLE OF CONTENTS 2 Q1 2015 Supplemental Operating & Financial Data

Senior Management John P. Case, Chief Executive Officer and President Richard G. Collins, Executive VP, Portfolio Management Paul M. Meurer, Executive VP, Chief Financial Officer and Treasurer Michael R. Pfeiffer, Executive VP, General Counsel and Secretary Sumit Roy, Executive VP, Chief Operating Officer and Chief Investment Officer Credit Ratings Standard & Poor’s BBB+ Stable Outlook Moody's Baa1 Stable Outlook Fitch BBB+ Stable Outlook Dividend Information as of March 2015  Current annualized dividend of $2.274 per share  Compound average annual dividend growth rate of approximately 4.7%  536 consecutive monthly dividends paid  70 consecutive quarterly dividend increases Corporate Headquarters 11995 El Camino Real San Diego, California 92130 Phone: (858) 284-5000 Website: www.realtyincome.com Transfer Agent Wells Fargo Shareowner Services Phone: (877) 218-2434 Email: stocktransfer@wellsfargo.com Website: www.shareowneronline.com Corporate Profile Realty Income, The Monthly Dividend Company®, is a S&P 500 real estate company with the primary business objective of generating dependable monthly cash dividends from a consistent and predictable level of cash flow from operations. Our monthly dividends are supported by the cash flow from our property portfolio. We have in-house acquisition, portfolio management, asset management, credit research, real estate research, legal, finance and accounting, information technology, and capital markets capabilities. Over the past 46 years, Realty Income has been acquiring and managing freestanding commercial properties that generate rental revenue under long-term, net lease agreements. Portfolio Overview At March 31, 2015, we owned a diversified portfolio of 4,378 properties located in 49 states and Puerto Rico, with over 71.6 million square feet of leasable space. Our properties are leased to 236 different commercial tenants doing business in 47 separate industries. Approximately 78% of our quarterly rental revenues were generated from retail properties, 11% from industrial and distribution properties, and the remaining 11% were from other property types. Our occupancy rate as of March 31, 2015 was 98.0%, with a weighted average remaining lease term of approximately 10.1 years. Common Stock Our Common Stock is traded on the New York Stock Exchange under the symbol "O" March 31, 2015 Closing price $ 51.60 Shares and units outstanding 227,767,672 Market value of common equity $ 11,752,812,000 Total market capitalization $ 17,186,277,000 CORPORATE OVERVIEW 3 Q1 2015 Supplemental Operating & Financial Data

CONSOLIDATED STATEMENTS OF INCOME (dollars in thousands, except per share data) (unaudited) Three months ended March 31, 2015 2014 REVENUE Rental $ 235,122 $ 214,122 Tenant reimbursements 9,963 6,427 Other 1,782 1,023 Total revenue 246,867 221,572 EXPENSES Depreciation and amortization 98,037 89,970 Interest 58,468 51,720 General and administrative 12,862 12,886 Property (including reimbursable) 13,976 10,577 Income taxes 1,074 1,091 Provisions for impairment 2,087 1,683 Total expenses 186,504 167,927 Gain on sales of real estate 7,218 1,271 Income from continuing operations 67,581 54,916 Income from discontinued operations - 3,077 Net income 67,581 57,993 Net income attributable to noncontrolling interests (317) (332) Net income attributable to the Company 67,264 57,661 Preferred stock dividends (6,770) (10,482) Net income available to common stockholders $ 60,494 $ 47,179 Amounts available to common stockholders per common share, basic and diluted: Income from continuing operations $ 0.27 $ 0.21 Net income $ 0.27 $ 0.23 CONSOLIDATED STATEMENTS OF INCOME (dollars in thousands, except per share amounts) 4 Q1 2015 Supplemental Operating & Financial Data

Three months ended March 31, 2015 2014 Net income available to common stockholders $ 60,494 $ 47,179 Depreciation and amortization, continuing operations 98,037 89,970 Depreciation of furniture, fixtures and equipment (185) (91) Provisions for impairment on investment properties, continuing operations 2,087 1,683 Gain on sales of investment properties: Continuing operations (7,218) (1,271) Discontinued operations - (2,607) FFO adjustments allocable to noncontrolling interests (315) (343) FFO available to common stockholders $ 152,900 $ 134,520 FFO per common share, basic and diluted $ 0.68 $ 0.65 Distributions paid to common stockholders $ 126,682 $ 113,414 FFO in excess of distributions paid to common stockholders $ 26,218 $ 21,106 Weighted average number of common shares used for computation per share: Basic 225,346,407 207,003,950 Diluted 225,508,832 207,007,341 FUNDS FROM OPERATIONS (FFO) (dollars in thousands, except per share amounts) 5 Q1 2015 Supplemental Operating & Financial Data

(1) See reconciling items for FFO presented under "Funds from Operations (FFO).” Three months ended March 31, 2015 2014 Net income available to common stockholders $ 60,494 $ 47,179 Cumulative adjustments to calculate FFO (1) 92,406 87,341 FFO available to common stockholders 152,900 134,520 Amortization of share-based compensation 2,552 2,697 Amortization of deferred financing costs 1,293 1,076 Amortization of net mortgage premiums (1,884) (2,361) Gain on early extinguishment of mortgage debt (78) (24) Loss on interest rate swaps 1,058 57 Capitalized leasing costs and commissions (313) (192) Capitalized building improvements (1,032) (1,177) Straight-line rent (4,191) (3,936) Amortization of above and below-market leases 1,742 1,994 Other adjustments 74 6 Total AFFO available to common stockholders $ 152,121 $ 132,660 AFFO per common share: Basic $ 0.68 $ 0.64 Diluted $ 0.67 $ 0.64 Distributions paid to common stockholders $ 126,682 $ 113,414 AFFO in excess of distributions paid to common stockholders $ 25,439 $ 19,246 Weighted average number of common shares used for computation per share: Basic 225,346,407 207,003,950 Diluted 225,508,832 207,007,341 ADJUSTED FUNDS FROM OPERATIONS (AFFO) (dollars in thousands , except per share amounts) 6 Q1 2015 Supplemental Operating & Financial Data

March 31, 2015 December 31, 2014 ASSETS (unaudited) Real estate, at cost: Land $ 3,081,468 $ 3,046,372 Buildings and improvements 8,221,599 8,107,199 Total real estate, at cost 11,303,067 11,153,571 Less accumulated depreciation and amortization (1,459,320) (1,386,871) Net real estate held for investment 9,843,747 9,766,700 Real estate held for sale, net 9,394 14,840 Net real estate 9,853,141 9,781,540 Cash and cash equivalents 12,190 3,852 Accounts receivable, net 66,831 64,386 Acquired lease intangible assets, net 1,056,845 1,039,724 Goodwill 15,425 15,470 Other assets, net 87,721 107,650 Total assets $ 11,092,153 $ 11,012,622 LIABILITIES AND EQUITY Distributions payable $ 45,466 $ 43,675 Accounts payable and accrued expenses 77,594 123,287 Acquired lease intangible liabilities, net 228,191 220,469 Other liabilities 41,404 53,145 Line of credit payable 370,000 223,000 Term loan 70,000 70,000 Mortgages payable, net 799,318 852,575 Notes payable, net 3,785,718 3,785,372 Total liabilities 5,417,691 5,371,523 Stockholders' equity: Preferred stock and paid in capital, par value $0.01 per share, 69,900,000 shares authorized and 16,350,000 shares issued and outstanding as of March 31, 2015 and December 31, 2014 395,378 395,378 Common stock and paid in capital, par value $0.01 per share, 370,100,000 shares authorized, 227,031,104 shares issued and outstanding as of March 31, 2015 and 224,881,192 shares issued and outstanding at December 31, 2014 6,569,610 6,464,987 Distributions in excess of net income (1,314,952) (1,246,964) Total stockholders' equity 5,650,036 5,613,401 Noncontrolling interests 24,426 27,698 Total equity 5,674,462 5,641,099 Total liabilities and equity $ 11,092,153 $ 11,012,622 CONSOLIDATED BALANCE SHEETS (dollars in thousands , except per share amounts) 7 Q1 2015 Supplemental Operating & Financial Data

DEBT SUMMARY (dollars in thousands)

REALTY INCOME
The Monthly Dividend Company®

	Maturity Date		Principal Balance as of March 31, 2015		% of Debt	Interest Rate as of March 31, 2015	Weighted Average Years until Maturity
Credit Facility							
Credit Facility [1]	May 9, 2017	$	370,000		7.4%	1.25%	2.1 years
Unsecured Term Loan							
Term Loan [2]	January 21, 2018		70,000		1.4%	1.37%	2.8 years
Senior Unsecured Notes and Bonds							
5.50% Notes due 2015	November 15, 2015		150,000		3.0%	5.50%	
5.95% Notes due 2016	September 15, 2016		275,000		5.6%	5.95%	
5.375% Notes due 2017	September 15, 2017		175,000		3.5%	5.38%	
2.00% Notes due 2018	January 31, 2018		350,000		7.0%	2.00%	
6.75% Notes due 2019	August 15, 2019		550,000		10.9%	6.75%	
5.75% Notes due 2021	January 15, 2021		250,000		5.0%	5.75%	
3.25% Notes due 2022	October 15, 2022		450,000		9.0%	3.25%	
4.65% Notes due 2023	August 1, 2023		750,000		14.9%	4.65%	
3.875% Notes due 2024	July 15, 2024		350,000		7.0%	3.88%	
4.125% Notes due 2026	October 15, 2026		250,000		5.0%	4.13%	
5.875% Bonds due 2035	March 15, 2035		250,000		5.0%	5.88%	
	Principal amount		3,800,000				
Unamortized discounts			(14,282)				
	Carrying value		3,785,718		75.3%	4.75%	7.0 years
Mortgages Payable							
54 mortgages on 238 properties	September 2015 - June 2032		784,715	[3]	15.6%	4.95%	3.7 years
Unamortized premiums			14,603				
	Carrying value		799,318		15.9%		
	TOTAL DEBT	**$**	**5,024,715**	[4]		**4.48%**	

Fixed Rate	**$**	**4,639,231**	**92%**
Variable Rate	**$**	**385,484**	**8%**

[1] We have a $1.5 billion unsecured acquisition credit facility with an initial term that expires in May 2016. It includes, at our election, a one-year extension option, at a cost of 0.2% of the facility commitment, or $3 million. As of March 31, 2015, $1.13 billion was available on the credit facility.

[2] Borrowing under the term loan bears interest at the current one-month LIBOR, plus 1.2%. We have an interest rate swap which essentially fixes our per annum interest rate on the term loan at 2.15%.

[3] The mortgages payable are at fixed interest rates, except for variable rate mortgages totaling $15.5 million at March 31, 2015.

[4] Excludes non-cash unamortized original issuance discounts recorded on the senior unsecured notes and bonds, as well as non-cash unamortized premiums recorded on the mortgages payable.

Q1 2015 Supplemental Operating & Financial Data 8

Debt Maturities Year of Credit Term Senior Unsecured Mortgages Weighted Average Maturity Facility Loan Notes and Bonds Payable Total Interest Rate (1) 2015 $ - $ - $ 150.0 $ 68.4 $ 218.4 5.38% 2016 - - 275.0 248.4 523.4 5.39% 2017 370.0 - 175.0 142.5 687.5 5.53% 2018 - 70.0 350.0 15.1 435.1 2.02% 2019 - - 550.0 26.0 576.0 6.56% Thereafter - - 2,300.0 284.3 2,584.3 4.50% Totals $ 370.0 $ 70.0 $ 3,800.0 $ 784.7 $ 5,024.7 (1) Weighted average interest rate for 2017 excludes the credit facility. Mortgages Payable Maturities by Quarter Year of First Second Third Fourth Weighted Average Maturity Quarter Quarter Quarter Quarter Total Interest Rate 2015 $ - $ 1.8 $ 28.0 $ 38.6 $ 68.4 5.13% 2016 101.1 128.3 16.9 2.1 248.4 4.76% 2017 42.2 36.5 39.3 24.5 142.5 5.72% 2018 1.1 11.9 1.0 1.1 15.1 5.47% 2019 1.1 1.1 1.1 22.7 26.0 2.59% Thereafter 284.3 4.88% Totals $ 145.5 $ 179.6 $ 86.3 $ 89.0 $ 784.7 DEBT MATURITIES (dollars in millions) 9 Q1 2015 Supplemental Operating & Financial Data

3.9 Capital Structure as of March 31, 2015 Capitalization as of March 31, 2015 Principal Debt Amount Credit Facility $ 370,000 Unsecured Term Loan 70,000 Senior Unsecured Notes and Bonds 3,800,000 Mortgages Payable 784,715 Total Debt $ 5,024,715 Stock Redemption Market Equity Shares/Units Price Price Value Common Stock (NYSE: O) 227,031,104 $ 51.60 $ 11,714,805 Common Units (1) 736,568 $ 51.60 38,007 Common Equity 11,752,812 Class F Preferred Stock 16,350,000 $ 25.00 408,750 Total Equity $ 12,161,562 Total Market Capitalization (2) $ 17,186,277 Debt/Total Market Capitalization (2) 29.2% Debt and Preferred Stock/Total Market Capitalization (2) 31.6% (1) Common units are exchangeable, into cash or common stock at our option, at a conversion ratio of 1:1, subject to certain exceptions. (2) Our enterprise value was $17,174,087 (total market capitalization less cash on hand). The percentages for both debt to enterprise value as well as debt and preferred stock to enterprise value are materially consistent with those presented for total market capitalization. Dividend Data Year-over-Year Q1 2015 Q1 2014 Growth Rate Common Dividend Paid per Share $ 0.561 $ 0.547 2.6% AFFO per Share (diluted) $ 0.67 $ 0.64 4.7% AFFO Payout Ratio 83.7% 85.5 % Liquidity as of March 31, 2015 Cash on Hand $ 12,190 Availability under Credit Facility 1,130,000 $ 1,142,190 CAPITALIZATION & FINANCIAL RATIOS (dollars in thousands , except per share amounts) 10 Q1 2015 Supplemental Operating & Financial Data Debt 29% Preferred 2% Common 69%

EBITDA & COVERAGE RATIOS (dollars in thousands)

REALTY INCOME
The Monthly Dividend Company®

Reconciliation of Net Income to EBITDA [1]

		Three months ended March 31, 2015
Net income	$	67,581
Interest		58,468
Taxes		1,074
Depreciation and amortization		98,037
Impairment loss		2,087
Loss on interest rate swaps		1,058
Gain on sales		(7,218)
Quarterly EBITDA	$	221,087
Annualized EBITDA	$	884,348
Debt/EBITDA		5.7

[1] EBITDA means, for the most recent quarter, annualized earnings (net income) before (i) interest expense, (ii) income and franchise taxes, (iii) real estate depreciation and amortization, (iv) impairment losses, (v) non-cash loss (gain) on swaps, and (vi) gain on sales (Realty Income properties).

[2] Refer to footnote 1 on page 12 for a detailed description of the calculation of debt service coverage.

[3] Fixed charge coverage is calculated in exactly the same manner as the debt service coverage (defined on page 12), except that preferred stock dividends are also added to the denominator.

Debt Service Coverage [2]


4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
3.9
3.7
3.7
3.8
3.9
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015

Fixed Charge Coverage [3]


4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
3.2
3.1
3.3
3.4
3.4
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015

Q1 2015 Supplemental Operating & Financial Data

11

As of March 31, 2015 The following is a summary of the key financial covenants for our senior unsecured notes and bonds, as defined and calculated per their terms. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show our ability to incur additional debt under the terms of our senior notes and bonds as well as to disclose our current compliance with such covenants, and are not measures of our liquidity or performance. Required Actuals Limitation on incurrence of total debt < 60% of adjusted undepreciated assets 43.6% Limitation on incurrence of secured debt < 40% of adjusted undepreciated assets 6.9% Debt service coverage (trailing 12 months) (1) > 1.5 x 3.9x Maintenance of total unencumbered assets > 150% of unsecured debt 237.2% (1) This covenant is calculated on a pro forma basis for the preceding four-quarter period on the assumption that: (i) the incurrence of any Debt (as defined in the covenants) incurred by us since the first day of such four-quarter period and the application of the proceeds there from (including to refinance other Debt since the first day of such four-quarter period), (ii) the repayment or retirement of any of our Debt since the first day of such four-quarter period, and (iii) any acquisition or disposition by us of any asset or group since the first day of such four-quarters had in each case occurred on April 1, 2014, and subject to certain additional adjustments. Such pro forma ratio has been prepared on the basis required by that debt service covenant, reflects various estimates and assumptions and is subject to other uncertainties, and therefore does not purport to reflect what our actual debt service coverage ratio would have been had transactions referred to in clauses (i), (ii) and (iii) of the preceding sentence occurred as of April 1, 2014, nor does it purport to reflect our debt service coverage ratio for any future period. DEBT COVENANTS 12 Q1 2015 Supplemental Operating & Financial Data

INVESTMENT SUMMARY (dollars in thousands)

REALTY INCOME
The Monthly Dividend Company®

First Quarter 2015

	Number of Properties	Investment	Cash Rents	Leasable Square Feet	Cash Capitalization Rate [1]	Weighted Average Lease Term (Years)
New Property Acquisitions [2]	58	$ 194,617	$ 13,101	951,490	6.7%	15.8
Properties under Development [3]	25	15,271	1,371	661,317	9.0%	12.8
Total Real Estate Investments	83	$ 209,888	$ 14,472	1,612,807	6.9%	15.5

Approximately 60% of the annualized revenue generated by these investments is from investment grade-rated tenants.

Year Ended 2014

	Number of Properties	Investment	Cash Rents	Leasable Square Feet	Cash Capitalization Rate [1]	Weighted Average Lease Term (Years)
New Property Acquisitions [2]	466	$ 1,320,033	$ 93,092	9,060,737	7.1%	12.7
Properties under Development [3]	40	81,925	6,917	766,525	8.4%	13.8
Total Real Estate Investments	506	$ 1,401,958	$ 100,009	9,827,262	7.1%	12.8

Approximately 66% of the annualized revenue generated by these investments is from investment grade-rated tenants.

[1] Cash capitalization rates are computed as contractual cash net operating income for the first twelve months of each lease following the acquisition date, divided by the total cost of the property (including all expenses borne by Realty Income).

[2] The new property acquisitions were completed through nine independent transactions during the first quarter of 2015 and 80 independent transactions during 2014.

[3] Includes investments during the period in new development, expansion of existing properties, and redevelopment of existing properties.

Q1 2015 Supplemental Operating & Financial Data 13

First Quarter 2015 Number of Properties Original Investment Net Book Value Net Proceeds (1) Cash Capitalization Rate (2) Occupied 4 $ 15,028 $ 12,487 $ 18,576 7.7% Vacant 5 4,468 2,362 3,534 - Total Real Estate Dispositions 9 $ 19,496 $ 14,849 $ 22,110 The unlevered internal rate of return on properties sold during the first quarter was 12.5% Year Ended 2014 Number of Properties Original Investment Net Book Value Net Proceeds (1) Cash Capitalization Rate (2) Occupied 29 $ 66,237 $ 55,149 $ 95,230 6.9% Vacant 17 24,727 9,763 11,373 - Total Real Estate Dispositions 46 $ 90,964 $ 64,912 $ 106,603 The unlevered internal rate of return on properties sold during the year was 11.6% (1) Data excludes properties sold as a result of eminent domain activities. During the first quarter of 2015 we received net proceeds of $164,000 related to two eminent domain transactions. During 2014, we received net proceeds of $631,000 related to four eminent domain transactions. (2) Cash capitalization rates are computed as annualized current month contractual cash net operating income, divided by the net proceeds received upon sale of the property (including all expenses borne by Realty Income). DISPOSITION SUMMARY (dollars in thousands) 14 Q1 2015 Supplemental Operating & Financial Data

Non-Retail Number of Properties Investment to Date Remaining Investment Total Commitment Percent Leased (2) New Development (1) 1 $ - $ 15,400 $ 15,400 100% Expansion of existing properties 4 7,589 12,345 19,934 100% Redevelopment of existing properties 1 - 226 226 100% 6 $ 7,589 $ 27,971 $ 35,560 Total Number of Properties Investment to Date Remaining Investment Total Commitment Percent Leased (2) New Development (1) 7 $ 8,600 $ 40,989 $ 49,589 100% Expansion of existing properties 4 7,589 12,345 19,934 100% Redevelopment of existing properties 5 1,689 1,088 2,777 100% 16 $ 17,878 $ 54,422 $ 72,300 Retail Number of Properties Investment to Date Remaining Investment Total Commitment Percent Leased (2) New Development (1) 6 $ 8,600 $ 25,589 $ 34,189 100% Expansion of existing properties - - - - N/A Redevelopment of existing properties 4 1,689 862 2,551 100% 10 $ 10,289 $ 26,451 $ 36,740 (1) Includes build-to-suit developments and forward take-out commitments on development properties with leases in place. (2) Estimated rental revenue commencement dates on properties under development range between April 2015 and December 2015. DEVELOPMENT PIPELINE (dollars in thousands) 15 Q1 2015 Supplemental Operating & Financial Data

TENANT DIVERSIFICATION

REALTY INCOME
The Monthly Dividend Company®

Top 20 Tenants

Our 20 largest tenants based on percentage of total portfolio annualized rental revenue at March 31, 2015 include the following:

Tenant	Number of Properties	% of Revenue	Investment Grade Ratings (Moody's/S&P/Fitch)
Walgreens	124	5.5%	Baa2/ BBB/ A-
FedEx	38	5.2%	Baa1/ BBB/ BBB
Dollar General	502	4.8%	Baa3/ BBB-/ -
LA Fitness	46	4.5%	-
Family Dollar	454	4.4%	Baa3/ BBB-/ -
Circle K / The Pantry	312	3.3%	Baa2/ BBB/ -
BJ's Wholesale Clubs	15	2.8%	-
AMC Theatres	20	2.7%	-
Diageo	17	2.6%	A3/ A-/ A-
Regal Cinemas	23	2.2%	-
Northern Tier Energy/Super America	134	2.2%	-
CVS Pharmacy	55	2.1%	Baa1/ BBB+/ -
Rite Aid	58	1.9%	-
TBC Corporation	149	1.9%	A2/ A-/ -
GPM Investments/Fas Mart	136	1.5%	-
Walmart/Sam's Club	19	1.4%	Aa2/ AA/ AA
NPC International	202	1.4%	-
FreedomRoads/Camping World	18	1.2%	-
Smart & Final	36	1.2%	-
U.S. Government	15	1.2%	Aaa/AA+/AAA

Average EBITDAR/Rent Ratio on Retail Properties 2.6x [(1)]
Median EBITDAR/Rent Ratio on Retail Properties 2.6x [(1)]

(1) Based on most recently analyzed information from retail tenants providing this information. We do not independently verify the information that we receive from our retail tenants.

Investment Grade Tenants [(1)]:

Number of Properties	2,091
Percentage of Annualized Rents	48.2%



3.1%
18.3%
48.7%
29.9%
Investment Grade, Retail
Investment Grade, Non-Retail
Non-Investment Grade or Non-Rated, Non-Retail
Non-Investment Grade or Non-Rated, Retail

(1) Investment grade tenants are defined as tenants with a credit rating of Baa3/BBB- or higher from one of the three major rating agencies (Moody's/S&P/Fitch). 48.2% of our annualized rental revenue is generated from properties leased to investment grade tenants, including approximately 8.7% from properties leased to subsidiaries of investment grade companies.

Q1 2015 Supplemental Operating & Financial Data 16

INDUSTRY DIVERSIFICATION

REALTY INCOME
The Monthly Dividend Company®

	Percentage of Rental Revenue (1)						
	For the Quarter Ended	For the Year Ended					
	March 31, 2015	Dec 31, 2014	Dec 31, 2013	Dec 31, 2012	Dec 31, 2011	Dec 31, 2010	Dec 31, 2009
Retail industries							
Apparel stores	2.1%	2.0%	1.9%	1.7%	1.4%	1.2%	1.1%
Automotive collision services	0.9	0.8	0.8	1.1	0.9	1.0	1.1
Automotive parts	1.3	1.3	1.2	1.0	1.2	1.4	1.5
Automotive service	1.8	1.8	2.1	3.1	3.7	4.7	4.8
Automotive tire services	3.0	3.2	3.6	4.7	5.6	6.4	6.9
Book stores	*	*	*	0.1	0.1	0.1	0.2
Child care	2.1	2.2	2.8	4.5	5.2	6.5	7.3
Consumer electronics	0.3	0.3	0.3	0.5	0.5	0.6	0.7
Convenience stores	9.6	10.1	11.2	16.3	18.5	17.1	16.9
Crafts and novelties	0.5	0.5	0.5	0.3	0.2	0.3	0.3
Dollar stores	9.3	9.6	6.2	2.2	-	-	-
Drug stores	9.6	9.5	8.1	3.5	3.8	4.1	4.3
Education	0.4	0.4	0.4	0.7	0.7	0.8	0.9
Entertainment	0.5	0.5	0.6	0.9	1.0	1.2	1.3
Equipment services	0.1	0.1	0.1	0.1	0.2	0.2	0.2
Financial services	1.4	1.4	1.5	0.2	0.2	0.2	0.2
General merchandise	1.4	1.2	1.1	0.6	0.6	0.8	0.8
Grocery stores	3.1	3.0	2.9	3.7	1.6	0.9	0.7
Health and fitness	6.8	7.0	6.3	6.8	6.4	6.9	5.9
Health care	1.0	1.1	1.1	-	-	-	-
Home furnishings	0.7	0.7	0.9	1.0	1.1	1.3	1.3
Home improvement	2.2	1.7	1.6	1.5	1.7	2.0	2.2
Jewelry	0.1	0.1	0.1	-	-	-	-
Motor vehicle dealerships	1.6	1.6	1.6	2.1	2.2	2.6	2.7
Office supplies	0.3	0.4	0.5	0.8	0.9	0.9	1.0
Pet supplies and services	0.7	0.7	0.8	0.6	0.7	0.9	0.9
Restaurants - casual dining	4.0	4.3	5.1	7.3	10.9	13.4	13.7
Restaurants - quick service	4.4	3.7	4.4	5.9	6.6	7.7	8.3
Shoe stores	0.1	0.1	0.1	0.1	0.2	0.1	-
Sporting goods	1.6	1.6	1.7	2.5	2.7	2.7	2.6
Theaters	5.2	5.3	6.2	9.4	8.8	8.9	9.2
Transportation services	0.1	0.1	0.1	0.2	0.2	0.2	0.2
Wholesale clubs	4.0	4.1	3.9	3.2	0.7	-	-
Other	*	*	0.1	0.1	0.1	0.3	1.1
Retail industries	80.2%	80.4%	79.8%	86.7%	88.6%	95.4%	98.3%

* Less than 0.1%

(1) Includes rental revenue for all properties owned by Realty Income at the end of each period presented, including revenue from properties reclassified as discontinued operations. Excludes revenue from properties owned by Crest Net Lease, Inc., or Crest.

Q1 2015 Supplemental Operating & Financial Data 17

* Less than 0.1% Percentage of Rental Revenue (1) For the Quarter Ended For the Year Ended March 31, Dec 31, Dec 31, Dec 31, Dec 31, Dec 31, Dec 31, 2015 2014 2013 2012 2011 2010 2009 Non-retail industries Aerospace 1.2 1.2 1.2 0.9 0.5 - - Beverages 2.7 2.8 3.3 5.1 5.6 3.0 - Consumer appliances 0.5 0.5 0.6 0.1 - - - Consumer goods 0.9 0.9 1.0 0.1 - - - Crafts and novelties 0.1 0.1 0.1 - - - - Diversified industrial 0.7 0.5 0.2 0.1 - - - Electric utilities 0.1 0.1 * - - - - Equipment services 0.5 0.5 0.4 0.3 0.2 - - Financial services 0.4 0.4 0.5 0.4 0.3 - - Food processing 1.3 1.4 1.5 1.3 0.7 - - General merchandise 0.3 0.3 - - - - - Government services 1.2 1.3 1.4 0.1 0.1 0.1 0.1 Health care 0.7 0.7 0.8 * * - - Home furnishings 0.2 0.2 0.2 - - - - Insurance 0.1 0.1 0.1 * - - - Machinery 0.2 0.2 0.2 0.1 - - - Other manufacturing 0.7 0.7 0.6 - - - - Packaging 0.9 0.8 0.9 0.7 0.4 - - Paper 0.1 0.1 0.2 0.1 0.1 - - Shoe stores 0.7 0.8 0.9 - - - - Telecommunications 0.7 0.7 0.7 0.8 0.7 - - Transportation services 5.4 5.1 5.3 2.2 1.6 - - Other 0.2 0.2 0.1 1.0 1.2 1.5 1.6 Non-retail industries 19.8% 19.6% 20.2% 13.3% 11.4% 4.6% 1.7 % Totals 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0 % Includes rental revenue for all properties owned by Realty Income at the end of each period presented, including revenue from properties reclassified as discontinued operations. Excludes revenue from properties owned by Crest. INDUSTRY DIVERSIFICATION (CONT’D) 18 Q1 2015 Supplemental Operating & Financial Data

GEOGRAPHIC DIVERSIFICATION (dollars in thousands)

REALTY INCOME
The Monthly Dividend Company®

State	Number of Properties	Percent Leased	Approximate Leasable Square Feet	Rental Revenue for the Quarter Ended March 31, 2015 (1)	Percentage of Rental Revenue
Alabama	129	98%	1,117,500	$ 3,487	1.5%
Alaska	3	100	275,900	541	0.2
Arizona	112	97	1,527,000	6,000	2.6
Arkansas	53	100	782,600	1,660	0.7
California	164	100	5,221,400	24,052	10.2
Colorado	71	96	1,013,000	3,814	1.6
Connecticut	25	96	536,900	2,460	1.0
Delaware	17	100	78,300	633	0.3
Florida	322	99	3,842,000	13,684	5.8
Georgia	237	98	3,362,400	10,178	4.3
Hawaii	--	--	--	--	--
Idaho	12	100	87,000	853	0.4
Illinois	163	99	4,590,800	13,078	5.6
Indiana	142	100	1,413,600	6,491	2.8
Iowa	35	91	2,751,700	3,390	1.4
Kansas	84	95	1,467,400	3,437	1.5
Kentucky	56	98	915,700	3,193	1.4
Louisiana	90	99	1,025,900	3,097	1.3
Maine	10	90	145,300	889	0.4
Maryland	34	100	791,100	4,709	2.0
Massachusetts	81	95	751,100	3,337	1.4
Michigan	137	99	1,254,300	4,125	1.8
Minnesota	155	98	1,209,600	8,106	3.4
Mississippi	121	98	1,560,700	3,895	1.7
Missouri	137	97	2,776,000	8,342	3.6
Montana	1	100	5,400	13	*
Nebraska	31	100	708,700	1,815	0.8
Nevada	22	100	413,000	1,291	0.5
New Hampshire	20	100	320,100	1,507	0.6
New Jersey	67	96	577,300	3,588	1.5
New Mexico	31	97	302,500	870	0.4
New York	85	98	2,184,600	11,039	4.7
North Carolina	152	99	1,534,400	5,949	2.5
North Dakota	7	86	66,000	123	0.1
Ohio	218	98	5,258,100	12,634	5.4
Oklahoma	125	99	1,492,600	3,745	1.6
Oregon	25	100	525,400	1,844	0.8
Pennsylvania	147	99	1,792,400	7,261	3.1
Rhode Island	4	100	157,200	808	0.3
South Carolina	133	99	971,900	4,517	1.9
South Dakota	11	100	133,500	244	0.1
Tennessee	210	96	2,634,100	6,312	2.7
Texas	438	97	8,136,100	23,026	9.8
Utah	15	100	760,000	1,482	0.6
Vermont	5	100	98,000	480	0.2
Virginia	141	98	2,872,700	7,368	3.1
Washington	38	97	415,300	1,583	0.7
West Virginia	12	100	261,200	984	0.4
Wisconsin	43	98	1,456,200	2,827	1.2
Wyoming	3	67	21,100	57	*
Puerto Rico	4	100	28,300	149	0.1
Totals\Average	4,378	98%	71,623,300	$ 234,967	100.0%

* Less than 0.1%

(1) Includes rental revenue for all properties owned by Realty Income at March 31, 2015. Excludes revenue of $41 from properties owned by Crest and $114 from sold properties that were included in continuing operations.

Q1 2015 Supplemental Operating & Financial Data 19

Approximate Rental Revenue for the Percentage of Number of Leasable Quarter Ended Rental Property Type Properties Square Feet March 31, 2015 (1) Revenue Retail 4,222 47,512,200 $ 183,804 78.2 % Industrial and distribution 83 16,648,200 25,229 10.7 Office 44 3,403,200 15,044 6.4 Manufacturing 14 3,875,200 5,616 2.4 Agriculture 15 184,500 5,274 2.3 Totals 4,378 71,623,300 $ 234,967 100.0% (1) Includes rental revenue for all properties owned by Realty Income at March 31, 2015. Excludes revenue of $41 from properties owned by Crest and $114 from sold properties that were included in continuing operations. PROPERTY TYPE DIVERSIFICATION (dollars in thousands) 20 Q1 2015 Supplemental Operating & Financial Data Retail 78.2% Industrial and distribution 10.7% Office 6.4% Agriculture 2.3% Manufacturing 2.4%

Same Store Rental Revenue Number of Properties 3,695 Square Footage 58,956,495 Q1 2015 $ 201,066 Q1 2014 $ 198,386 Increase (in dollars) $ 2,680 Increase (percent) 1.4% Top 3 Industries Contributing to the Change Quarter ended Quarter ended Net % Change Industry March 31, 2015 March 31, 2014 Change by Industry Convenience Stores $ 22,167 $ 21,741 $ 426 2.0 % Health and Fitness 13,874 13,499 375 2.8 % Restaurants - Quick Service 8,755 8,603 152 1.8 % First Quarter 2015 SAME STORE RENTAL REVENUE (dollars in thousands) 21 Q1 2015 Supplemental Operating & Financial Data Same Store Rental Revenue by Property Type Quarter ended Quarter ended Net % Change by Contribution by Property Type March 31, 2015 March 31, 2014 Change Property Type Property Type Retail $ 158,114 $ 156,109 $ 2,005 1.3% 74.8% Industrial and distribution 19,906 19,579 327 1.7% 12.2% Office 12,642 12,406 236 1.9% 8.8% Agriculture 5,274 5,209 65 1.3% 2.4% Manufacturing 5,129 5,082 47 0.9% 1.8% Total $ 201,065 $ 198,385 $ 2,680 1.4% 100.0% Same Store Pool Defined For purposes of determining the same store rent property pool, we include all properties that were owned for the entire year-to-date period, for both the current and prior year except for properties during the current or prior year that were: (i) vacant at any time, (ii) under development or redevelopment, or (iii) involved in eminent domain and rent was reduced.

OCCUPANCY

REALTY INCOME
The Monthly Dividend Company®

By Property

Occupied Properties	4,292
Total Properties	4,378
Occupancy	98.0%

By Square Footage

Occupied Square Footage	70,660,179
Total Square Footage	71,623,391
Occupancy	98.7%

By Rental Revenue (Economic Occupancy)

Quarterly Rental Revenue	$	232,214,145
Quarterly Vacant Rental Revenue	$	2,064,507 (1)
Occupancy		99.1%

(1) Based on contractual monthly rents received immediately preceding the date of vacancy.

Change in Occupancy

Vacant Properties at 12/31/2014		70
Expiration Activity (1)	+	64
Leasing Activity (2)	-	43
Vacant Property Sales Activity (3)	-	5
Vacant Properties at 3/31/2015		86

(1) Includes scheduled and unscheduled expirations as well as future expirations resolved in the current quarter.

(2) Includes 30 expirations that were re-leased to the same tenants without vacancy, two that were re-leased to new tenants without vacancy, and 11 that were re-leased after a period of vacancy. See page 24 for additional detail on re-leasing activity.

(3) Includes three properties that were vacant at the beginning of the quarter.


Occupancy by Number of Properties
99.0%
98.0%
97.0%
96.0%
95.0%
94.0%
93.0%
92.0%
91.0%
90.0%
97.7%
98.2%
98.1%
98.2%
98.3%
98.3%
98.3%
98.4%
98.0%
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015

Q1 2015 Supplemental Operating & Financial Data 22

Allocation Based on Number of Leases Re-leased to New Tenant Q1 2015 Re-leased to Same Tenant Without Vacancy After a Period of Vacancy Re-leasing Totals Prior Cash Rents $ 10,546 $ 319 $ 911 $ 11,776 New Cash Rents* $ 10,835 $ 200 $ 644 $ 11,679 Re-leasing spread 102.7% 62.7% 70.7% 99.2 % Number of Leases 30 2 11 43 Average Months Vacant 0.0 0.0 10.5 2.7 Tenant Improvements $ - $ - $ - $ - *Percentage of Total Annualized Portfolio Rental Revenue: 1.3 % Re-leased to New Tenant Year Ended 2014 Re-leased to Same Tenant Without Vacancy After a Period of Vacancy Re-leasing Totals Prior Cash Rents $ 31,393 $ 838 $ 1,960 $ 34,191 New Cash Rents* $ 31,681 $ 614 $ 1,643 $ 33,938 Re-leasing spread 100.9% 73.4% 83.8% 99.3 % Number of Leases 173 9 21 203 Average Months Vacant 0.0 0.0 18.7 1.2 Tenant Improvements $ - $ - $ 769 $ 769 *Percentage of Total Annualized Portfolio Rental Revenue: 3.7 % LEASING ACTIVITY(dollars in thousands) 23 Q1 2015 Supplemental Operating & Financial Data 85% 15% Same Tenant New Tenant 70% 30% Same Tenant New Tenant

EXPIRATIONS (dollars in thousands)

REALTY INCOME
The Monthly Dividend Company®

Our leased, single-tenant properties have a weighted average remaining lease term of approximately 10.1 years

	Total Portfolio (1)					Initial Expirations (3)			Subsequent Expirations (4)		
Year	Number of Leases Expiring: Retail	Number of Leases Expiring: Non-Retail	Approx. Leasable Sq. Feet	Rental Revenue for the Quarter Ended March 31, 2015 (2)	% of Total Rental Revenue	Number of Leases Expiring	Rental Revenue for the Quarter Ended March 31, 2015	% of Total Rental Revenue	Number of Leases Expiring	Rental Revenue for the Quarter Ended March 31, 2015	% of Total Rental Revenue
2015	108	-	577,300	$ 2,359	1.0%	57	$ 1,282	0.6%	51	$ 1,077	0.4%
2016	206	1	1,257,100	5,039	2.2	123	2,860	1.2	84	2,179	1.0
2017	214	1	2,185,300	6,557	2.8	49	2,954	1.3	166	3,603	1.5
2018	279	9	3,787,200	11,803	5.1	157	8,297	3.6	131	3,506	1.5
2019	240	11	3,954,400	13,515	5.8	170	11,321	4.9	81	2,194	0.9
2020	151	12	4,004,300	11,238	4.9	107	9,392	4.1	56	1,846	0.8
2021	176	12	5,166,300	14,238	6.1	177	13,660	5.9	11	578	0.2
2022	225	18	7,441,700	15,181	6.6	221	14,517	6.3	22	664	0.3
2023	350	20	6,409,700	22,186	9.6	357	21,518	9.3	13	668	0.3
2024	183	10	3,384,000	10,138	4.4	188	9,975	4.3	5	163	0.1
2025	314	12	4,420,600	18,166	7.8	302	17,492	7.5	24	674	0.3
2026	233	3	2,959,000	11,233	4.8	231	11,031	4.7	5	202	0.1
2027	468	3	5,301,700	19,362	8.3	468	18,865	8.1	3	497	0.2
2028	285	5	6,051,200	16,327	7.1	288	16,273	7.1	2	54	*
2029	323	4	5,538,700	14,040	6.1	321	13,431	5.8	6	609	0.3
2030 - 2043	363	34	7,237,200	40,227	17.4	393	40,078	17.3	4	149	0.1
Totals	4,118	155	69,675,700	$ 231,609	100.0%	3,609	$ 212,946	92.0%	664	$ 18,663	8.0%

* Less than 0.1%

(1) This table sets forth the timing of remaining lease term expirations on our 4,273 net leased, single-tenant properties as of March 31, 2015. Excludes 19 multi-tenant properties and 86 vacant properties. The lease expirations for properties under construction are based on the estimated date of completion of those properties.

(2) Excludes revenue of $3,358 from 19 multi-tenant properties and from 86 vacant properties at March 31, 2015, $114 from sold properties included in continuing operations and $41 from properties owned by Crest.

(3) Represents leases to the initial tenant of the property that are expiring for the first time.

(4) Represents lease expirations on properties in the portfolio, which have previously been renewed, extended or re-tenanted.

Q1 2015 Supplemental Operating & Financial Data 24

25 Key components of the company’s 2015 earnings guidance are summarized below. 2015 FFO per share should range from $2.67 to $2.72, an increase of 3.5% to 5.4% over 2014 FFO per share of $2.58. 2015 AFFO per share should range from $2.66 to $2.71, also an increase of 3.5% to 5.4% over 2014 AFFO per share of $2.57. EARNINGS GUIDANCE Q1 2015 Supplemental Operating & Financial Data 2015 Guidance Current Prior Net income per share $0.99 to $1.04 $0.97 to $1.02 Real estate depreciation per share $1.77 $1.77 Gains on sales of properties per share $(0.09) $(0.07) FFO per share $2.67 to $2.72 $2.67 to $2.72 AFFO per share $2.66 to $2.71 $2.66 to $2.71 Same store rent growth 1.4% 1.4% Occupancy 98.0% 98.0% G&A expenses $55 million $55 million Property expenses (unreimbursed) $20 million $20 million Acquisition volume approximately $1 billion $700 million to $1 billion Disposition volume $50 million $50 million Forward-looking statements involve known and unknown risks, which may cause the company’s actual future results to differ materially from expected results. These risks include, among others, general economic conditions, local real estate conditions, tenant financial health, the availability of capital to finance planned growth, continued volatility and uncertainty in the credit markets and broader financial markets, property acquisitions and the timing of these acquisitions, charges for property impairments, and the outcome of any legal proceedings to which the company is a party, as described in the company’s filings with the Securities and Exchange Commission. Consequently, forward-looking statements should be regarded solely as reflections of the company’s current operating plans and estimates. Actual operating results may differ materially from what is expressed or forecast in this press release. The company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date these statements were made.

ANALYST COVERAGE

REALTY INCOME
The Monthly Dividend Company®

Equity Research

Baird	RJ Milligan	rjmilligan@rwbaird.com	(813) 273-8252
Bank of America Merrill Lynch	Juan Sanabria	juan.sanabria@baml.com	(646) 855-1589
Capital One	Chris Lucas	christopher.lucas@capitalone.com	(571) 633-8151
	Vineet Khanna	vineet.khanna@capitalone.com	(571) 835-7013
Citigroup	Michael Bilerman	michael.bilerman@citi.com	(212) 816-1383
	Nicholas Joseph	nicholas.joseph@citi.com	(212) 816-1909
	John Ellwanger	john.ellwanger@citi.com	(212) 816-5871
D.A. Davidson	Dustin L. Brumbaugh	dbrumbaugh@dadco.com	(206) 389-4070
Edward Jones	Roy Shepard	royal.shepard@edwardjones.com	(314) 515-3510
Goldman Sachs	Andrew Rosivach	andrew.rosivach@gs.com	(212) 902-2796
	Brad Burke	brad.burke@gs.com	(917) 343-2082
	Caitlin Burrows	caitlin.burrows@gs.com	(212) 902-4736
	Andrew Bonin	andrew.bonin@gs.com	(801) 741-5447
Green Street	Cedrik Lachance	clachance@greenstreetadvisors.com	(949) 640-8780
	Tyler Grant	tgrant@greenstreetadvisors.com	(949) 640-8780
J.P. Morgan	Anthony Paolone	anthony.paolone@jpmorgan.com	(212) 622-6682
	Gene Nusinzon	gene.nusinzon@jpmorgan.com	(212) 622-1041
Ladenburg Thalmann	Daniel Donlan	ddonlan@ladenburg.com	(212) 409-2056
	John Massocca	jmassocca@ladenburg.com	(212) 409-2543
Morgan Stanley	Vikram Malhotra	vikram.malhotra@morganstanley.com	(212) 761-7064
	Landon Park	landon.park@morganstanley.com	(212) 761-6368
Morningstar	Todd Lukasik	todd.lukasik@morningstar.com	(303) 688-7418
Oppenheimer	Steve Manaker	stephen.manaker@opco.com	(212) 667-5950
	Amit Nihalani	amit.nihalani@opco.com	(212) 667-8204
Raymond James	Collin Mings	collin.mings@raymondjames.com	(727) 567-2585
	Paul Puryear	paul.puryear@raymondjames.com	(727) 567-2253
	Daniel Mannix	daniel.mannix@raymondjames.com	(727) 567-2619
RBC Capital Markets	Rich Moore	rich.moore@rbccm.com	(440) 715-2646
	Wes Golladay	wes.golladay@rbccm.com	(440) 715-2650
	James Bambrick	james.bambrick@rbccm.com	(440) 715-2654
Stifel	Simon Yarmak	yarmaks@stifel.com	(443) 224-1345
	Joseph van Bemmelen	vanbemmelenj@stifel.com	(443) 224-1264
UBS	Ross Nussbaum	ross.nussbaum@ubs.com	(212) 713-2484
	Frank Lee	frank-a.lee@ubs.com	(415) 352-5679
Wells Fargo	Todd Stender	todd.stender@wellsfargo.com	(562) 637-1371
	Philip DeFelice	philip.defelice@wellsfargo.com	(443) 263-6442
	Jason Belcher	jason.belcher@wellsfargo.com	(443) 462-7354

Realty Income Corporation is covered by the analysts at the firms listed below. This list may not be complete and is subject to change. Please note that any opinions, estimates or forecasts regarding Realty Income Corporation's performance made by these analysts are theirs alone and do not represent opinions, estimates or forecasts of Realty Income Corporation or its management. Realty Income Corporation does not by its reference below or distribution imply, and expressly disclaims, any endorsement of or concurrence with any information, estimates, forecasts, opinions, conclusions or recommendations provided by analysts.

Q1 2015 Supplemental Operating & Financial Data 26